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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549



                                FORM 8-K/A



                              CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported) - February 27, 1995



                         Commission File No. 1-3548



                       MINNESOTA POWER & LIGHT COMPANY
                          A Minnesota Corporation
                 IRS Employer Identification No. 41-0418150
                          30 West Superior Street
                         Duluth, Minnesota 55802
                        Telephone - (218) 722-2641

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Item 7.  Financial Statements and Exhibits

     Exhibits

          27 - Financial Data Schedule

          Minnesota Power & Light Company's financial data schedule for the period ending December 31, 1994, has been amended as follows:

     [SHORT-TERM-NOTES]                  54,098
     [LONG-TERM-NOTES-PAYABLE]                0
     [OTHER-ITEMS-CAPITAL-AND-LIAB]     447,198


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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            Minnesota Power & Light Company
                                        --------------------------------------
                                                     (Registrant)





May 25, 1995                                         D.G. Gartzke
                                        --------------------------------------
                                                     D.G. Gartzke
                                           Senior Vice President - Finance
                                             and Chief Financial Officer


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